UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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WHERE FOOD COMES FROM, INC.

(Name of Registrant as Specified in its Charter)

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WHERE FOOD COMES FROM, INC.

202 6th Street, Suite 400

Castle Rock, Colorado 80104

NOTICE OF ANNUAL SHAREHOLDERS MEETING

DATE:	Thursday, May 7, 2020
TIME:	2:00 p.m. Mountain Standard Time
VIA CONFERENCE CALL:	Domestic Toll Free: 1-877-407-8289 International: 1-201-689-8341 Conference Code: 13701127

ITEMS OF BUSINESS:

1.     Elect Directors. To elect eight directors of Where Food Comes From, Inc. (the “Company”) to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified;

2.     Ratification of Auditor. To ratify the appointment of the Company’s independent registered public accounting firm;

3.     Ratification of Compensation of Executive Officers. To approve, through a non-binding advisory vote, the compensation of the named executive officers of the Company;

4.     Elect Frequency of Advisory Votes. To recommend, by non-binding advisory vote, of the frequency of future advisory votes on executive compensation; and

5.     Other Business. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

RECORD DATE:	Holders of Where Food Comes From, Inc. common stock of record at the close of business on March 25, 2020 are entitled to vote at the meeting.

PROXY VOTING:	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. You can revoke your proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

We have enclosed a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, with this Notice of Annual Shareholders Meeting and accompanying proxy statement. Please read the enclosed information carefully before completing and returning the enclosed proxy card.

You are cordially invited to attend the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly. Should you have any questions or need additional information, you are urged to call the Company at (303) 895-3002.

By Order of the Board of Directors

/s/ John Saunders
John Saunders
Chief Executive Officer

Castle Rock, Colorado

April 1, 2020

WHERE FOOD COMES FROM, INC.

WHERE FOOD COMES FROM, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON MAY 7, 2020

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Why did you send this proxy statement to me?

The Board of Directors of Where Food Comes From, Inc. (sometimes referred to here as “WFCF,” “we,” “us,” “our,” or the “Company”) is soliciting proxies for the annual meeting of shareholders on May 7, 2020 at 2:00 p.m. (MST), and at any adjournment or postponement of that meeting. The meeting will be held via conference call. The purpose of the meeting is to:

●	elect eight (8) directors;

●	vote on the ratification of the appointment of Causey Demgen & Moore, P.C. (“Causey”) as our independent registered public accounting firm for the year ending December 31, 2020;

●	approve, by non-binding advisory vote, the compensation of the named executive officers of Where Food Comes From, Inc.;

●	approve, by non-binding advisory vote, the frequency of future advisory votes on executive compensation; and

●	conduct any other business properly brought before the meeting or any adjournment or postponement thereof.

How many votes do I have?

If we had your name on record as owning common stock in Where Food Comes From, Inc. at the close of business on March 25, 2020, then you are entitled to vote at the annual meeting. You are entitled to one vote for each share of WFCF common stock you own as of that date. At the close of business on March 25, 2020, there were 24,893,119 shares of WFCF common stock outstanding and eligible to vote.

How do I vote?

You may vote your shares by proxy. To vote by proxy, review the materials and follow the instructions provided.

How do I attend the annual meeting?

The Company will conduct a conference call on May 7, 2020 at 2:00 p.m. Mountain Time. Call-in numbers for the conference call:

Domestic Toll Free: 1-877-407-8289

International: 1-201-689-8341

Conference Code: 13701127

May I revoke my proxy?

You may change your vote or revoke your proxy any time before the annual meeting by:

●	returning another proxy card with a later date; or

●	sending written notification of revocation to the Corporate Secretary at our principal executive offices at 202 6th Street, Suite 400, Castle Rock, Colorado 80104.

Who pays for the solicitation of proxies and how are they solicited?

We pay the entire cost of the solicitation of these proxies. This cost includes preparation, assembly, printing, and mailing of this proxy statement and any other information we send to you. We may supplement our efforts to solicit your proxy in the following ways:

(1)	we may contact you using the telephone or electronic communication; or

(2)	our directors, officers, or other regular employees may contact you personally.

We will not pay directors, officers, or other regular employees any additional compensation for their efforts to supplement our proxy solicitation.

Can I vote if my shares are held in “street name”?

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you. If you do not give instructions to your bank or brokerage firm, it will still be able to vote your shares with respect to certain “routine” items, but will not be allowed to vote your shares with respect to certain “non-routine” items. In the case of non-routine items, the shares will be treated as “broker non-votes,” which are not counted as cast and have no effect on the outcome of the vote. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Election of directors is considered non-routine matters. We urge you to give your bank or brokerage firm instructions on all proposals in this proxy statement. To be able to vote your shares held in street name at the meeting, you will need to obtain a proxy from your bank or brokerage firm.

What is “householding”?

If you and others in your household own your shares in street name, you may receive only one copy of this proxy statement and the annual report. This practice is known as “householding.” If you hold your shares in street name and would like additional copies of these materials, please contact your bank or broker. If you receive multiple copies and would prefer to receive only one set of these materials, please also contact your bank or broker. WFCF does not currently use householding for owners of record and will send notice to all owners of record before using householding. By using this method, we give all owners of record the opportunity to continue to receive multiple copies of these materials in the same household.

What constitutes a quorum?

In order for business to be conducted at the meeting, a quorum must be present. A quorum consists of the holders of majority of all the shares of common stock issued, outstanding and entitled to vote at the meeting. Shares of common stock represented in person or by proxy (including broker non-votes and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required to approve each proposal?

●	Proposal 1: Elect Eight Directors - The affirmative vote by a plurality of the votes cast at the meeting is required to elect each of the eight nominees for director. Neither broker non-votes nor withheld votes will have an effect on the outcome of the voting for each of the nominees.

●	Proposal 2: Ratify the Appointment of Independent Registered Public Accounting Firm for the 2020 Fiscal Year - The appointment of the independent registered public accounting firm of the Company will be ratified if the votes cast in favor exceed the votes cast against the proposal. Neither broker non-votes nor abstentions will have an effect on the outcome of the voting on this proposal.

●	Proposal 3: Approve, by non-binding advisory vote, the compensation of the named executive officers - This Say-on-Pay vote is advisory, and therefore not binding on the Company’s Board of Directors, meaning that our Board of Directors will not be obligated to take any compensation actions, or to adjust our executive compensation programs or policies, as a result of the vote. Although the vote is non-binding, the Board of Directors will review the voting results, seek to determine the cause or causes of any significant negative voting and take both into consideration when making future decisions regarding the structure and terms of the compensation of the Company’s executive officers.

●	Proposal 4: Approve, by non-binding advisory vote, the frequency of future advisory votes on executive compensation - With respect to the frequency of the Say-on-Pay vote, shareholders may vote for: One Year, Two Years or Three Years or Abstain. Although the advisory vote is non-binding, our Board of Directors will review the results of the vote and take them into account in making a determination concerning the frequency of future Say-on-Pay votes.

How will my proxy get voted?

If you vote over the Internet or by telephone, please confirm over the Internet or by telephone with EQ by Equinity. If you fill in and return a paper proxy card, the designated proxy (John Saunders) will vote your shares as you have directed. If you submit a paper proxy card, but do not make specific choices, the designated proxy will vote your shares as recommended by the Board of Directors as follows:

●	“FOR” election of all eight nominees for director;

●	“FOR” ratification of the appointment of Causey, as our independent registered public accounting firm for the year ending December 31, 2020;

●	“FOR” the approval, by non-binding advisory vote, of the compensation of the company’s named executive officers; and

●	“THREE YEARS” when voting on the frequency of future advisory votes on executive compensation.

How will voting on “any other business” be conducted?

Although we do not know of any business to be considered at the annual meeting other than the proposals described in this proxy statement, if any additional business is properly brought before the annual meeting, your signed or electronically transmitted proxy card gives authority to the designated proxy to vote on such matters in his discretion.

Who will count the votes?

We have hired a third party, EQ by Equinity, to judge voting, be responsible for determining whether or not a quorum is present and tabulate votes cast by proxy or in person at the annual meeting.

Where can I find voting results of the meeting?

We will announce general voting results at the meeting and publish final detailed voting results in a Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) within four (4) business days following the meeting.

May shareholders ask questions at the annual meeting?

Yes, our representatives will answer your questions after the conclusion of the formal business of the meeting. In order to give a greater number of shareholders an opportunity to ask questions, we may impose certain procedural requirements, such as limiting repetitive or follow-up questions, limiting the amount of time for a question, or requiring questions to be submitted in writing.

How can I communicate with the Board of Directors?

If you or any interested party wishes to communicate with the Board of Directors, as a group, or with an individual director, such communication may be directed to the appropriate group or individual in care of the Corporate Secretary, Where Food Comes From, Inc., 202 6th Street, Suite 400, Castle Rock, Colorado 80104. The communication must be clearly addressed to the specific group or director. The Board of Directors has instructed the Corporate Secretary to review and forward such communications to the appropriate person or persons for response.

How can I access WFCF’s proxy materials and annual report electronically?

You can access the Company’s proxy statement and the 2019 Annual Report on Form 10-K at www.wherefoodcomesfrom.com. You may simply click on the “Investor Relations” tab on the bottom of the home page, and then the “SEC Filings” link in the right column; the SEC filings section of our website will be available for your usage. You may also request free copies of these documents by sending a written request to the Company’s Corporate Secretary at 202 6th Street, Suite 400, Castle Rock, Colorado, 80104. We also file and furnish our annual, quarterly and current reports and other information, including proxy statements, with the SEC. Our SEC filings are available to the public at the SEC’s website at www.sec.gov. The 2019 Annual Report on Form 10-K is accompanying this proxy statement but is not considered part of the proxy soliciting materials.

How long may I rely upon the information in this proxy statement? May I rely upon other materials as well regarding the annual meeting?

You should rely upon the information contained in this proxy statement to vote on the proposals at the annual meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated April 1, 2020. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, unless indicated otherwise in this proxy statement, and the mailing of the proxy statement to you shall not create any implication to the contrary. We would encourage you to check our website or the SEC’s website for any required updates that we may make between the date of this proxy statement and date of the annual meeting.

PROPOSAL 1 - ELECTION OF DIRECTORS

The first proposal to be voted on is the election of directors. The Board nominees for re-election are John Saunders, Leann Saunders, Peter C. Lapaseotes, Jr., Adam Larson, Robert Van Schoick II, Tom Heinen, Graeme P. Rein and Michael D. Smith. Biographical information about each of the nominees is included under “Information about the Nominees” below. If elected, each of the nominees will serve until the next annual meeting of shareholders and will be subject to re-election at such meeting along with the other directors.

The Board of Directors has no reason to believe that any nominee will be unable to serve or decline to serve as a director if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board of Directors will either select a substitute nominee or will reduce the size of the Board of Directors. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

In accordance with the Colorado Business Corporation Act, directors are elected by a plurality of the votes cast at the meeting.

Information About the Nominees

Set out below is certain information concerning our nominees for election as directors of the Company:

John Saunders, 48, is Chairman of the Board of Directors of the Company, serving in this position since 1998. Mr. Saunders founded our company in 1998 and has served as the Chief Executive Officer since then. Previously, Mr. Saunders was a partner and consultant for Pathfinder Consulting Services, Inc. in Parker, Colorado. An expert in both technology and the livestock industry, Mr. Saunders is a graduate of Yale University. Mr. Saunders brings to the Board of Directors over 25 years of business, finance, marketing and leadership experience in the agricultural, livestock and food industry. He also brings experience in corporate governance and board leadership as a chairman, making him a well-qualified candidate for a director of the Company.

Leann Saunders, 49, began working for the Company in 2003 and has been the President of the Company since 2008. Prior to 2003, Mrs. Saunders worked for PM Beef Holdings (“PM”), an integrated beef company, and developed a supply system for PM's Ranch to Retail product line and managed PM's U.S. Department of Agriculture (USDA) Process Verified program. She then served as the company's Vice President of Marketing and Communications. Prior to joining PM in 1996, Mrs. Saunders worked for McDonald's Corporation as a Purchasing Specialist, and Hudson Foods Corporation. Mrs. Saunders graduated with a B.S. in Agriculture Business and an M.S. in Beef Industry Leadership from Colorado State University. Mrs. Saunders sits on the board of directors of the International Stockmen’s Education Foundation, and was the Chair for the United States Meat Export Federation for the 2015-2016 year. Mrs. Saunders has served on our Board of Directors since January 2012 and brings to the Board over 25 years of diverse business leadership experience in supply chain management and marketing as well as extensive knowledge of executive compensation and corporate cultures. Her broad understanding of the agricultural, livestock and food industry makes her a well-qualified candidate for a director of the Company.

Peter C. Lapaseotes, 61, is a third-generation farmer/feeder agri-businessman from Bridgeport, Nebraska. For over 30 years, Mr. Lapaseotes has co-owned and operated Lapaseotes LTD, CPN Farms and Greenwood Ranch consisting of irrigated farming, cow-calf operation and finishing feedyards. Mr. Lapaseotes is a stockholder of 21st Century Equipment, a large John Deere dealership, 21st Century Water Technology, Dinklage Feedyards, Valley Bank and Trust/Western States Bank located in Nebraska and Colorado. Mr. Lapaseotes sits on several boards of directors including those of Dinklage Feedyards as President, Valley Bank/Western States Bank, Global South Fork Solutions, the Greek Orthodox Church, North Platte Natural Resource District, Bridgeport Community Center Foundation, TeamMates Mentoring Program and the Paul Engler Entrepreneur Program at the University of Nebraska. Mr. Lapaseotes has served on our Board of Directors since May 2006 and brings to the Board over 40 years of business, finance, marketing and leadership experience in the agricultural and retail industries, making him a well-qualified candidate for a director of the Company.

Adam Larson, 50, has been involved in the cattle feeding and ranching business since 1991. During that period, he has been a member and manager of eight family organizations involved in cattle ranching and cattle feeding and is primarily involved in financial preparation and management. Mr. Larson is a graduate of the University of Colorado with a degree in Business Administration - Finance. Mr. Larson has served on our Board of Directors since May 2006 and brings to the Board over 25 years of business experience in cow/calf ranch operations, as well as expertise in investments and finance, making him a well-qualified candidate for a director of the Company.

Robert Van Schoick II, 69, has more than 35 years of experience in the animal health industry holding various senior executive roles in sales and marketing for Merck Animal Health and Merial. He joined Med-Pharmex Animal Health as President in 2006 and helped form Cornerstone Animal Health in 2013. His career accomplishments include several successful product launches and the effective management of the “fighting brand” strategy to defend the IVOMEC franchise. Additionally, Mr. Van Schoick is the original architect of the Sales Agency Distribution System currently used by Merial and several other manufacturers. As a result of his noted industry expertise, Bob has held numerous animal agriculture board positions including serving for the National FFA Foundation, the National Cattlemen’s Beef Association, and the International Stockmen’s Education Foundation. He holds B.A. and M.A. degrees from Austin College and a B.S. in Animal Science from Texas A&M. Mr. Van Schoick has served on our Board of Directors since May 2006 and brings to the Board diverse leadership experience in the animal health industry as well as extensive knowledge of executive compensation and corporate cultures. His valuable corporate governance experience and expertise in investments and finance makes him a well-qualified candidate for a director of the Company.

Tom Heinen, 64, has been a co-president of Heinen’s Fine Food Stores (“Heinen’s”) since 1994. Heinen’s specializes in offering the freshest, highest quality foods while providing world-class service in 18 neighborhood locations serving various communities throughout Northeast Ohio. Since 1994, Mr. Heinen has managed the labor relations, central manufacturing, and the overall strategic direction for the meat, foodservice and bakery areas of Heinen’s. Mr. Heinen graduated from Bucknell University in 1977 with a B.S. in Business Management. He also serves as a board member of The Boys and Girls Club of Cleveland. Mr. Heinen has served on our Board of Directors since September 2012 and brings to the Board over 40 years of retail expertise, business experience and strong management skills. His broad understanding of consumer demands within the food industry makes him a well-qualified candidate for a director of the Company.

Graeme P. Rein, 40, is the managing member and chief investment officer of Yorkmont Capital Management, LLC, an Austin, Texas based registered investment advisor which he founded in 2012. Prior to Yorkmont Capital, Mr. Rein worked as a research analyst at Bares Capital Management, Inc. from 2006 to 2012 and as an audit professional at Deloitte & Touche, LLP from 2004 to 2006. Mr. Rein graduated from Princeton University with a Bachelor of Arts in Economics and from the McCombs School of Business at the University of Texas with a Masters in Professional Accounting. He holds the Chartered Financial Analyst (CFA) designation and is also a Certified Public Accountant (CPA) in the state of Texas. Mr. Rein has served on our Board of Directors since May 2016 and brings to the Board more than 10 years of business-related experience, with expertise in finance, accounting, and investments, which makes him a well-qualified candidate to be a director of the Company.

Michael D. Smith, 67, has extensive expertise in all aspects of the cattle business and in trading commodities. From 1975 to 1977, Mr. Smith was a cattle buyer for JBS Swift & Company. From 1977 to 1986, he worked for Cactus Feeders as Head of Sales and on the advisory board for risk management. Since 1986, Mr. Smith has traded commodities and has formed and managed various entities that own and operate cattle feed yards and massive ranching operations. From 1991 to the present, Mr. Smith has purchased over 283,000 acres in Texas and New Mexico through the various entities that he formed and manages. Mr. Smith graduated with a B.S. in Animal Production from Texas Tech University. He was a King Ranch Scholarship recipient. Currently, he is a director of the Texas Livestock Marketing Association and National Finance Credit Corporation of Texas and serves on the executive committee of both companies. Mr. Smith has served on our Board of Directors since May 2016 and brings to the Board over 40 years of business, finance, marketing and leadership experience in the agricultural and retail industries, making him a well-qualified candidate for a director of the Company.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors selected Causey as the independent registered public accounting firm of the books and accounts of the Company for the year ending December 31, 2020. Although we are not required to submit this matter to you, the Board of Directors believes that it is good corporate governance to do so. This proposal asks you to ratify this appointment. If the appointment of Causey is not ratified by you, the Audit Committee will reconsider the appointment. Representatives of Causey are expected to be present at the annual meeting. They will have the opportunity to make a statement if they wish to do so and will be available to respond to appropriate questions that you may have.

Audit Fees

The following table presents fees for professional audit services rendered by our independent registered public accounting firm for the audits of the Company’s annual financial statements for the years ended December 31, 2019 and 2018. All such fees were approved by the Audit Committee.

	2018	2019
Audit Fees (1)	$170,000	$229,800
Audit Related Fees (2)	130,500	23,600
Tax Fees	22,800	30,000
All Other Fees	—	—
	$323,300	$283,400

(1)	Includes fees and expenses related to the fiscal year audit and interim reviews, irrespective of when the fees and expenses were billed or when the services were rendered.

(2)	The 2018 period represents audit fees incurred specific to 2018 acquisitions, additional work performed related to the implementation of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606, and work performed in connection with the predecessor audit review and year-end internal control procedures. The 2019 period represents audit fees for review of work performed related to the implementation of ASC Topic 842 in 2019 and work performed in connection with successor audit review.

Pre-Approval Policies and Procedures

The Audit Committee has established policies and procedures for the approval and pre-approval of audit services and permitted non-audit services. The Audit Committee has the responsibility to do the following:

●	to engage and terminate our independent registered public accounting firm;

●	to pre-approve their audit services and permitted non-audit services;

●	to approve all audit and non-audit fees; and

●	to set guidelines for permitted non-audit services and fees.

All of the fees for 2019 and 2018 were pre-approved by the Audit Committee or were within pre-approved guidelines for permitted non-audit services and fees established by the Audit Committee. The Audit Committee considers whether the provision of the services disclosed under the headings “Audit-Related Fees,” “Tax Fees” and “All Other Fees” is compatible with maintaining our independent registered public accounting firm’s independence.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020.

PROPOSAL 3 - ADVISORY (NON-BINDING) VOTE ON EXECUTIVE OFFICER COMPENSATION

Pursuant to Section 14A of the Exchange Act, the Company is providing shareholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with Securities and Exchange Commission (“SEC”) rules. This is the third time that the Company is asking shareholders to vote on this type of proposal, known as a “say-on-pay” proposal. At the Annual Meeting of Shareholders held in 2017 (the “2014 Annual Meeting”), approximately 97% of the total votes cast were voted in favor of the Company’s say-on-pay proposal. At the 2017 Annual Meeting, shareholders were also asked to vote on a proposal seeking their views as to whether the say-on-pay vote should be held every year, every two years or every three years. The Board of Directors recommended that a say-on-pay vote be held triennially, and an overwhelming majority of shareholders voting on the matter indicated their agreement. Accordingly, the advisory vote on named executive officer compensation will be held on a triennial basis at least until the next non-binding shareholder vote on the frequency of future say-on-pay votes.

This Say-on-Pay vote is advisory, and therefore not binding on the Company’s Board of Directors, meaning that our Board of Directors will not be obligated to take any compensation actions, or to adjust our executive compensation programs or policies, as a result of the vote. Although the vote is non-binding, the Board of Directors will review the voting results, seek to determine the cause or causes of any significant negative voting and take both into consideration when making future decisions regarding the structure and terms of the compensation of the Company’s executive officers.

The Company recognizes that a framework that accounts for the Company’s financial resources and its business objectives is essential to an effective executive compensation program. The Company’s compensation framework and philosophy are established and overseen primarily by the Board of Directors. The compensation structure of our executive officers is intended to help the Company attract, motivate, and retain executive-level persons with appropriate background, skills and knowledge who will contribute to the Company’s long term success. The Board of Directors evaluates our business and compensation objectives annually with interim reviews based on changes in responsibility, most recently reviewing the business objectives in September 2019, and aligning it with our stage of development and growth as a business.

Notwithstanding the advisory nature of the vote, the resolution will be considered passed with the affirmative vote of a majority of the votes cast (in person or by proxy) at the Annual Meeting. The Board of Directors believes the Company’s executive compensation program is appropriately structured and effective in achieving the Company’s core compensation objectives.

YOUR Board of Directors recommends that shareholders vote “FOR” the proposal approving the compensation of the Company’s executive officers.

PROPOSAL 4 - ADVISORY (NON-BINDING) VOTE DETERMINING FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act requires that shareholders vote at least every six calendar years, on a non-binding, advisory basis, to determine the frequency of the advisory vote on the Company’s overall executive compensation programs with a choice for future votes to be held every one, two or three years. In accordance with the results of the non-binding vote from the 2017 shareholder meeting, the next frequency vote is to be held at the 2020 shareholder meeting. For the reasons described below, we recommend that our shareholders select a frequency of three years, or a triennial vote.

The structure and terms of our executive compensation program is designed to balance the Company’s financial resources while also supporting long-term value creation, and we believe a triennial vote will allow shareholders to better judge our executive compensation program in relation to our long-term performance. As described in this Proxy Statement, one of the key objectives of the structure of our executive compensation is to attempt to ensure that management’s interests are aligned with our shareholders’ interests to support long-term value creation.

The Company believes that triennial vote will provide us with the time to thoughtfully respond to shareholders’ sentiments and implement any necessary changes. We intend to review changes to our compensation arrangements in an effort to maintain the consistency and credibility of the program which is important in motivating and retaining our executive officers. We therefore believe that a triennial vote is an appropriate frequency to provide management and the Board of Directors sufficient time to consider shareholders’ input and to implement any appropriate changes to our executive compensation program.

With respect to the frequency of the Say-on-Pay vote, shareholders may vote for: One Year, Two Years or Three Years or Abstain. Although the advisory vote is non-binding, our Board of Directors will review the results of the vote and take them into account in making a determination concerning the frequency of future Say-on-Pay votes. Shareholders will have the opportunity to vote on the frequency of advisory votes on executive compensation every three years.

YOUR Board of directors recommends that shareholders select “THREE YEARS” when voting on the frequency of future Say-on-Pay votes.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND

GOVERNANCE OF THE COMPANY

Leadership and Director Independence

John Saunders, our Chief Executive Officer and Chairman of the Board, is married to Leann Saunders, our President. Both Mr. and Mrs. Saunders serve on our Board of Directors. We believe that as a small business, we benefit from a unified chair/CEO position due to the clarity of leadership that structure provides. Additionally, our independent Board members are able to call special meetings, as deemed necessary.

A majority of the directors on our Board of Directors is independent.  Our common stock is traded on the OTCQB, which does not subject us to standards for director independence.  Therefore, pursuant to the regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we have adopted the director independence standards of the New York Stock Exchange (“NYSE”).  Our Board of Directors has determined that Messrs. Heinen, Lapaseotes, Larson, Smith, Van Schoick, and Rein each a current director and nominee at the 2020 annual meeting, qualify as “independent” directors under the rules promulgated by the SEC under the Exchange Act and the rules of the NYSE for independent directors in general and for independence related to the functions of an audit committee, compensation committee and nominating committee.

Board Structure

The Board of Directors does not have classes where a director serves multi-year terms. Each director serves for a one-year term and is subject to re-election by you each year. Prior to recommending a director for nomination for re-election, the Board of Directors considers many factors, including:

●	the quality of past director service, and attendance at Board of Directors and committee meetings;

●	whether the director continues to possess the qualities and capabilities considered necessary or desirable for director service; and

●	the independence of the director.

Committees

Currently, we do not have nominating, executive or compensation committees or other Board committees performing equivalent functions. We believe that because the majority of our directors are independent and actively participate in all of our meetings, it is not necessary to create specific committees, other than an Audit Committee. Currently, all members of our Board of Directors, including Mr. and Mrs. Saunders, participate in discussions concerning executive officer compensation; however, Mr. and Mrs. Saunders abstain from voting concerning their compensation.

Adam Larson (Chairman) and Graeme P. Rein are the current members of the Audit Committee. Both are “independent,” as required by the rules promulgated by the SEC under the Exchange Act and the rules of the NYSE applicable to members of audit committees. Our Board of Directors has determined that Adam Larson qualifies as an “audit committee financial expert,” as defined by the rules promulgated by the SEC under the Exchange Act. The Audit Committee operates in accordance with a charter, which is posted on our website at www.wherefoodcomesfrom.com.

The Audit Committee is primarily concerned with monitoring:

●	the integrity of our financial statements;

●	our compliance with legal and regulatory requirements; and

●	the independence and performance of our registered public accounting firm.

The Audit Committee is also responsible for handling complaints regarding our accounting, internal accounting controls or auditing matters. Any such complaints received or submitted to the Chief Financial Officer are promptly forwarded to the Audit Committee to take such action as may be appropriate.

Procedures for Review of Transactions with Related Persons

Any proposed transaction with a related person is subject to review, negotiation and action by a committee consisting entirely of independent and disinterested directors, which committee is appointed by the Board of Directors at the time of any proposed transaction. The committee’s purpose and authority are set forth in resolutions appointing the committee and generally include the authority to retain such consultants, advisers and attorneys as it deems advisable in order to perform its duties. The following list details certain relationships and the related transactions:

●	John Saunders, our CEO and Chairman of the Board, is married to Leann Saunders, our President. Both Mr. and Mrs. Saunders serve on our Board of Directors.

Board Member Meeting Attendance

During 2019, the Board of Directors held one formal meeting, one telephonic meetings and took action by written consent two times. There were four meetings of the Audit Committee during 2019. Except for Mr. Michael Smith and Mr. Peter Lapaseotes, each incumbent director attended at least 75% of the aggregate total of meetings of the Board of Directors and the committee on which he or she served.

We had four directors who attended the 2019 annual meeting of shareholders. We do not have an official policy regarding the attendance of the members of the Board of Directors at annual meetings of shareholders.

Chairman of the Board

The business and affairs of the Company are managed under the direction of the Board of Directors. Generally, it is management’s responsibility to formalize, propose and implement strategic choices and the Board’s role to approve strategic direction and evaluate strategic results, including both the performance of the Company and the performance of the Chief Executive Officer.

The Chairman of the Board’s duties include, among others:

●	managing the relationship between the Board of Directors as a whole and management;

●	providing significant advice, counsel and guidance to the Board on strategic priorities and execution strategies;

●	facilitating discussions among the directors inside and outside the Board meetings;

●	driving practices and improvements on Board effectiveness and productivity;

●	presiding at all meetings of the Board of Directors;

●	recommending an annual schedule of Board and committee meetings;

●	overseeing all governance matters for the Board and shareholders;

●	being available for consultation and direct communication with major shareholders; and

●	carrying out other duties requested by the Board of Directors as a whole.

Board’s Role in Risk Oversight

The Board of Directors is actively involved in oversight of risks that could affect the Company. This oversight is conducted through regular reports directly from officers responsible for oversight of particular risks within the Company such as financial matters and transactions and executive compensation programs and policies, as well as through full reports by the Audit Committee regarding the Company’s financial reporting and internal control functions.

Director’s Compensation

We presently compensate all non-employee directors by paying them $3,000 per meeting attended in person and $1,000 per telephonic meeting attended in excess of fifteen minutes. The same compensation applies for any committee meetings attended. All non-employee and employee directors receive 1,000 stock options annually. In addition, directors are reimbursed for all company travel-related expenses. The following table sets forth the total compensation earned or paid in cash during the year ended December 31, 2019:

Name and Position	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Tom Heinen	4,000	—	1,710	5,710
Peter C. Lapaseotes	500	—	1,710	2,210
Adam Larson	6,500	—	1,710	8,210
Dr. Gary Smith (2)	5,500	—	1,710	7,210
Robert Van Schoick	3,500	—	1,710	5,210
Graeme P. Rein	6,500	—	1,710	8,210
Michael D. Smith	3,000	—	1,710	4,710

(1)	Amounts in this column represent the aggregate grant date fair value of stock awards/options granted in the reported year, determined in accordance with FASB ASC Topic 718.

(2)	Dr. Gary Smith voluntarily resigned from the Board on November 24, 2019.

Qualifications to Serve as Director

Each candidate for director must possess at least the following specific minimum qualifications:

1.	Each candidate must be prepared to represent the best interests of all the Company’s shareholders and not just one particular constituency.

2.	Each candidate must have demonstrated integrity and ethics in his or her personal and professional life and have established a record of professional accomplishment in his or her chosen field.

3.	Each candidate must be prepared to participate fully in activities of the Board of Directors and not have other personal or professional commitments that would interfere with or limit his or her ability to do so.

4.	In addition, candidates should possess the following qualities or skills:

(a)       Each candidate must contribute to the overall diversity of the Board of Directors—diversity being broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics.

(b)       Each candidate should contribute positively to the existing chemistry and collaborative culture among the members of the Board of Directors.

(c)       Each candidate should possess professional and personal experiences and expertise relevant to the Company’s business. Relevant experiences might include, among other things, large company CEO experience, senior-level industry experience, and relevant senior-level experience in one or more of the following areas—finance, accounting, sales and marketing, organizational development, information technology and public relations.

Nomination of Directors

Following the recommendations of our independent directors, our Board of Directors formally nominated all of the nominees for election to our Board of Directors at the annual meeting. There are no specific weights assigned to any particular criteria, and no particular criterion is necessarily applicable to all prospective director candidates. For a discussion of the specific backgrounds and qualifications of our current director nominees, see “Information About the Nominees” above.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”), which is posted on our website at www.wherefoodcomesfrom.com. Our Code of Conduct applies to our directors, officers and all of our employees. The Code of Conduct sets forth specific policies to guide the directors, officers and employees in their duties. The information on our website is not incorporated into this proxy statement.

Insider Trading Policy

All employees are prohibited from using confidential information for stock trading purposes. To use material, non-public information for personal financial benefit or to “tip” others who might make an investment decision on the basis of such information is not only unethical and against Company policy, it is also illegal. We maintain an insider trading policy applicable to all of our directors, officers and employees, their family members, and specially designated outsiders who have access to the Company’s material non-public information. This policy includes restrictions on the timing of transactions involving shares of WFCF common stock. Sales of common stock obtained through the exercise of stock options are subject to the restrictions of Company trading windows and blackout windows and must be pre-approved by a representative of the Company.

EXECUTIVE OFFICERS

John Saunders, 48, founded the Company in 1998 and has served as the Chief Executive Officer since then. Mr. Saunders is also the Chairman of the Board of Directors of the Company and has served in this position since 1998. Previously, Mr. Saunders was a partner and consultant for Pathfinder Consulting Services, Inc. in Parker, Colorado. An expert in both technology and the livestock industry, Mr. Saunders is a graduate of Yale University.

Leann Saunders, 49, began working for the Company in 2003 and has been the President of the Company since 2008. Mrs. Saunders is also a Director on our Board of Directors and has served in this position since January 2012. Prior to 2003, Mrs. Saunders worked for PM Beef Holdings (“PM”), an integrated beef company, and developed a supply system for PM's Ranch to Retail product line and managed PM's USDA Process Verified program. She then served as the company's Vice President of Marketing and Communications. Prior to joining PM in 1996, Mrs. Saunders worked for McDonald's Corporation as a Purchasing Specialist, and Hudson Foods Corporation. Mrs. Saunders graduated with a B.S. in Agriculture Business and an M.S. in Beef Industry Leadership from Colorado State University. Mrs. Saunders sits on the board of directors for the International Stockmen’s Education Foundation, and was the chair-elect for the United States Meat Export Federation for the 2014-2015 year.

Dannette Henning, 50, has been the Chief Financial Officer of the Company since January 2008. Prior to her appointment, she was engaged by the Company as a consultant beginning in November 2007. From 2004 to 2007, Mrs. Henning was the Corporate Controller for Einstein Noah Restaurant Group. From 2001 to 2003, she served as the Controller for Vari-L Company. Mrs. Henning’s previous experience includes financial management positions with KPMG Peat Marwick, DF&R Restaurant Company, and CSI/CDC Company. Mrs. Henning is a Certified Public Accountant with more than 25 years of professional experience. She received a B.B.A. degree in Accounting from the University of Texas at Arlington.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes the material elements of compensation awarded to, earned by or paid to the principal executive officer of the Company and the two other most highly compensated individuals who were serving as executive officers during 2019 (collectively, the “Named Executive Officers”). These individuals are listed in the “Summary Compensation Table” below.

Our compensation program bases a significant portion of the compensation of our executives on their ability to achieve annual operational objectives that advance the Company’s long-term business goals and that are designed to create sustainable long-term shareholder value. The Company’s performance-based compensation elements are guided by long-term objectives of maintaining market competitiveness and aligning the interests of our executives with the interests of our shareholders.

Our independent directors are responsible for aligning our compensation programs with our compensation philosophy of rewarding performance. They achieve that goal using independent third-party data to determine competitive compensation levels based on a peer group that represents both service-based companies and those companies with whom we compete for talent.

Current Executive Compensation Program Elements

Base Salary. Base salary provides a fixed source of compensation for our executives for the services they provide to us during the year and to balance the impact of having a significant portion of their compensation “at risk” in the form of annual incentive bonuses and long-term equity-based incentive compensation. Our Board of Directors recognizes the importance of a competitive base salary as an element of compensation that helps to attract and retain our executive officers.

The base salaries of our Named Executive Officers were reviewed in December 2019, taking into account the officer’s position and responsibilities, performance over the past two years, the pay range for individuals in similar positions and having similar responsibilities within the Company, the compensation practices of similar-sized companies in the market and the officer’s previous base salary. Following review and approval by the independent members of our Board of Directors, the base salaries for our Named Executive Officers were increased in January 2020 in recognition of each of their respective performance and to adjust their salaries to between the 25th and 50th percentile for similar executives in our compensation peer group.

Equity-Based Compensation. In general, our Board of Directors may grant to our executives and other key employees certain equity-based awards based upon the achievement of outstanding performance. Such awards are granted on a discretionary basis by the Board of Directors not subject to any defined incentive plan. Generally, such equity awards are limited to restricted stock grants and nonqualified stock options.

We believe equity-based awards advance the interests of the Company and promote the Company’s success by aligning the long-term interests of participants with those of our shareholders. Equity-based awards are intended to help the Company attract, motivate and retain highly-talented and marketable employees, non-employee directors and consultants to manage and oversee the profitable operations of, and achieve the long-term strategic goals of, the Company. They align the interests of designated employees, non-employee directors and consultants with those of shareholders by facilitating increased stock ownership by such employees and non-employee directors. Additionally, equity-based awards provide us with the flexibility to develop and deliver a long-term equity incentive program that is competitive, attracts and retains key talent, and meets current and evolving compensation practices.

Special Performance Bonuses. The Board of Directors may determine that an executive officer is entitled to a bonus or equity award in recognition of special services to the Company or achievements of individual performance targets or goals for the executive officer. We believe our one-time bonus or equity awards have historically been minimal.

No bonus awards were granted to the executive officers for the year ended 2018. For the year ended 2019, the Board of Directors awarded, to the Chief Financial Officer, a $50,000 bonus based on her significant efforts in connection with implementation of new accounting standards, ASC 606 and 842, and her key involvement in 2018 and 2019 acquisition activity.

Health and Welfare Benefits. All of our salaried employees are eligible for health and welfare benefits, including the Named Executive Officers. Our salaried employees also receive term life insurance and long-term disability insurance.

Savings Plan. Our 401(k) Savings Plan (the “401(k) Plan”) is designed to provide the Company’s employees with a competitive tax-deferred long-term savings vehicle. The 401(k) Plan is a qualified 401(k) plan. We currently match 50% of each participant’s contribution for the first 4% of the participant’s base salary and bonus. All Company contributions vest immediately.

Perquisites. We provide our officers with perquisites that are generally intended to promote each officer’s efficiency. The Board of Directors reviews the perquisites annually for reasonableness and consistency with competitive practice. We currently provide our officers with a cell phone allowance. Additionally, we provide our Chief Executive Officer with access to a company car.

Employment Contracts

In January 2006, we entered into employment agreements with John Saunders, our Chief Executive Officer, and with Leann Saunders, our President. Each agreement provided for an annual salary of $90,000 subject to performance review adjustments and automatically renews annually unless a 60-day notice of non-renewal is provided by either the Company or the employee. In the event of a change in control resulting from a sale, merger or other disposition, a lump-sum payment equal to 200% of the employee’s current salary is payable on the date of sale, merger or other disposition. Each agreement also contains customary nondisclosure and non-compete clauses.

Change in Control

In addition to the change in control provisions as described in the aforementioned employment agreements, we also have change of control provisions in our incentive-based equity plans. Under our stock option program, in the event of a change in control, the unvested options are immediately accelerated.

Summary Compensation Table

The following table sets forth, for the last two completed fiscal years ended December 31, 2019 and 2018, the cash compensation paid by the Company, as well as certain other compensation paid with respect to those years and months, to the Chief Executive Officer and to each of the two other Named Executive Officers of the Company in all capacities in which they served:

	Summary Compensation Table
Name and Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Other ($)(3)	Total
John Saunders	2019	360,000	—	—	1,710	9,600	371,310
Chief Executive Officer	2018	360,000	—	—	9,000	15,000	384,000

Leann Saunders	2019	360,000	—	—	1,710	9,600	371,310
President	2018	360,000	—	—	9,000	15,000	384,000

Dannette Henning	2019	250,000	50,000	—	1,710	11,800	313,510
Chief Financial Officer	2018	250,000	—	—	9,000	10,600	269,600

(1)	Amounts shown reflect all salary received during 2019 and 2018. Salaries are paid on a semi-monthly basis.

(2)	Amounts in this column represent the aggregate grant date fair value of stock awards/options granted in the reported year, determined in accordance with FASB ASC Topic 718.

(3)	Represents the Company matching contribution to the 401(k) Plan and the value of a phone allowance.

CEO Pay Ratio Disclosure

As a smaller reporting company, the Company is not required to provide pay ratio disclosure.

2019 Grants under our Equity Incentive Plan

During 2019, each of our Named Executive Officers was granted options to purchase 1,000 shares of our common stock at $1.71 per share based upon the grant date closing price of our common stock.

2019 Option Exercises and Stock Vested under our Equity Incentive Plan

During 2019, none of the Named Executive Officers exercised their right to purchase shares of WFCF common stock.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the total number of securities underlying unexercised options held by our Named Executive Officers as of December 31, 2019:

		Option Awards				Stock Awards
		Number of securities underlying unexercised options (#)		Option Exercise Price	Option Expiration Date	Number of shares of stock that have not vested (#)	Market value of shares that have not vested (2)
Name Executive Officer	Grant Date	exercisable	unexercisable (1)
John Saunders	09/09/13	5,000	—	$1.23	09/09/23	—	$—
	12/19/18	1,667	3,333	$1.80	12/19/28	—	$—
	09/30/19	—	1,000	$1.71	09/30/29	—	$—

Leann Saunders	09/09/13	5,000	—	$1.23	09/09/23	—	$—
	12/19/18	1,667	3,333	$1.80	12/19/28	—	$—
	09/30/19	—	1,000	$1.71	09/30/29	—	$—

Dannette Henning	04/01/11	10,000	—	$0.24	04/01/21	—	$—
	09/18/12	5,000	—	$1.15	09/18/22	—	$—
	05/30/13	15,000	—	$1.10	05/30/23	—	$—
	01/15/14	3,000	—	$1.85	01/15/24	—	$—
	12/19/18	1,667	3,333	$1.80	12/19/28	—	$—
	09/30/19	—	1,000	$1.71	09/30/29	—	$—

(1)	Unvested options generally vest in three annual installments beginning one year after the date of grant and have a ten-year life.

Benefits under Equity Compensation Plans

As of December 31, 2019, the following table sets forth securities authorized for issuance under our equity compensation plans:

	No. of securities to be issued upon exercise of outstanding options and warrants	Weighted average exercise price of outstanding options and warrants	No. of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2006 Equity Incentive Plan	168,751	$0.84	—
2016 Equity Incentive Plan	273,874	$1.87	4,701,318
Equity compensation plans not approved by security holders:	—		—
Total	442,625		4,701,318

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors consists of two non-employee independent directors, Adam Larson (Chairman) and Graeme P. Rein.

Management is responsible for our system of internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee is responsible for monitoring (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, and (3) the independence and performance of our registered public accounting firm.

The Audit Committee has reviewed and discussed with our management and the independent accountants the audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2019, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T.

Our independent accountants also provided to the Audit Committee the written disclosure required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent accountants their firm’s independence. The Audit Committee considered the audit-related and non-audit services provided by the independent accountants and subsequently concluded that such services were compatible with maintaining the accountants’ independence.

Based on the Audit Committee’s discussion with management and the independent accountants, and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC.

Respectfully Submitted, AUDIT COMMITTEE: Adam Larson (Chairman) Graeme P. Rein

STOCK OWNERSHIP OF CERTAIN PERSONS

The following table shows the beneficial ownership of our common stock as of March 25, 2020 by (a) all persons known by us to beneficially own more than 5% of our common stock as of such date, (b) each present director, including present directors being considered for election at the annual meeting, (c) the Named Executive Officers, and dc) all executive officers and directors as a group. The number and percent of shares of common stock of the Company beneficially owned by each such person as of March 25, 2020 includes the number of shares, which such person has the right to acquire within sixty (60) days after such date. The percentage ownership expressed for the holders below is based on 24,893,119 outstanding shares of WFCF common stock as of March 25, 2020.

Name and Address	Number of Shares (1)		Percentage Ownership
John Saunders	7,057,668	(3), (4)	28.2%
Leann Saunders	7,057,668	(3), (4)	28.2%
Tom Heinen	116,667	(3), (5)	*
Peter C. Lapaseotes	783,349	(3), (6)	3.1%
Adam Larson	89,667	(3), (7)	*
Graeme P. Rein	2,666,877	(2), (3), (9)	10.6%
Michael D. Smith	2,457,897	(3), (9)	9.8%
Robert Van Schoick	31,667	(3), (7)	*
Dannette Henning	159,667	(3), (8)	*
All officers and directors as a group (9 persons)	13,363,459		53.4%
* Less than 1% beneficial ownership

(1)	This table is based upon information obtained from our stock records. Unless otherwise indicated in the footnotes to the above table and subject to community property laws where applicable, we believe that each shareholder named in the above table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned.

(2)	Based on information provided by the shareholder. Shares beneficially controlled by Mr. Rein are owned directly by Yorkmont Capital Partners, LP. Mr. Rein is the managing member of Yorkmont Capital Management, LLC, which is the general partner of Yorkmont Capital Partners, LP. Mr. Rein and Yorkmont Capital Management, LLC are indirect beneficial owners of the reported securities.

(3)	The address for all persons is 202 6th Street, Suite 400, Castle Rock, Colorado 80104

(4)	John and Leann Saunders are husband and wife and own the shares as joint tenants. Includes options to purchase 6,667 shares of common stock which are currently exercisable.

(5)	Includes options to purchase 16,667 shares of common stock which are currently exercisable.

(6)	Includes options to purchase 3,334 shares of common stock which are currently exercisable.

(7)	Includes options to purchase 21,667 shares of common stock which are currently exercisable.

(8)	Includes options to purchase 34,667 shares of common stock which are currently exercisable.

(9)	Includes options to purchase 1,667 shares of common stock which are currently exercisable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, our directors and executive officers, and persons who own more than 10% of our common stock, are required to report their initial ownership of our common stock and any subsequent changes in that ownership to the SEC and to furnish us with copies of all such reports. Based on our review of the reports we received and other written communications, we believe that all filing requirements applicable to our officers, directors and greater than ten percent shareholders have been satisfied during 2019.

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF SHAREHOLDERS

Shareholder proposals for consideration at our 2021 annual meeting must follow the procedures set forth in Rule 14a-8 under the Exchange Act or our bylaws, as applicable. To be timely under Rule 14a-8, they must be received by our Corporate Secretary at Where Food Comes From, Inc., 202 6th Street, Suite 400, Castle Rock, Colorado, 80104 by December 15, 2020 in order to be included in the proxy statement. Under the Company’s bylaws, if a shareholder plans to propose an item of business to be considered at any annual meeting of shareholders other than under Rule 14a-8, that shareholder is required to give notice of such proposal to our Corporate Secretary between 90 days prior to the anniversary of the preceding year’s annual meeting, or February 7, 2021 for our 2021 annual meeting and 50 days prior to the anniversary of the preceding year’s annual meeting, or March 18, 2021 for our 2021 annual meeting, subject to certain exceptions, and to comply with certain other requirements. The proposals must also comply with all applicable statutes and regulations.

FORWARD LOOKING STATEMENTS

Statements contained in this Proxy Statement that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. Actual results could differ materially from those projected in any forward-looking statements as a result of a number of factors, including, without limitation, those described in this Proxy Statement. The forward-looking statements are made as of the date of this Proxy Statement, and we undertake no obligation to update or revise the forward-looking statements, or to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

We caution you not to place undue reliance on any forward-looking statements made by, or on behalf us in this Proxy Statement or in any of our filings with the SEC or otherwise. Additional information with respect to factors that may cause the results to differ materially from those contemplated by forward-looking statements is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in our other current and subsequent filings with the SEC.

OTHER MATTERS

The Board of Directors does not intend to bring any matter not presented herein before the annual meeting and has not been informed that any other matters are to be presented by others. In the event any other matter properly comes before the annual meeting, the person named in the enclosed form of proxy will vote all such proxies in accordance with his best judgment on such matters.

Whether or not you are planning to attend the annual meeting, you are urged to complete, date and sign the enclosed proxy and return it in the enclosed stamped envelope at your earliest convenience.

By Order of the Board of Directors,

/s/ John Saunders
John Saunders, Chairman

Castle Rock, Colorado April 1, 2020

WHERE FOOD COMES FROM, INC.

202 6th Street, Suite 400

Castle Rock, CO 80104

Proxy for Annual Meeting of Shareholders to be held on May 7, 2020

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints John Saunders as proxy with full power of substitution in the name, place and stead of the undersigned to vote at the Annual Meeting of Shareholders (the “Meeting”) of Where Food Comes From, Inc., a Colorado corporation (the “Company” or “WFCF”), on May 7, 2020 at 2:00 p.m. MST or at any adjournment or adjournments hereof, in the matters designated below, all of the shares of the Company’s common stock that the undersigned would be entitled to vote if personally present.

IF YOU ARE NOT VOTING ON THE INTERNET, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY.

Proposal 1 – To elect all eight nominees of the Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified. Nominees:

	For	Withhold		For	Withhold
John Saunders	☐	☐	Robert Van Schoick II	☐	☐
Leann Saunders	☐	☐	Tom Heinen	☐	☐
Peter C. Lapaseotes, Jr.	☐	☐	Graeme P. Rein	☐	☐
Adam Larson	☐	☐	Michael D. Smith	☐	☐

Proposal 2 – To ratify the appointment of Causey, Demgen & Moore, P.C. as the independent registered public accounting firm of the Company for the year-ending December 31, 2020.

☐ For	☐ Against	☐ Abstain

Proposal 3 – To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers.

☐ For	☐ Against	☐ Abstain

Proposal 4 – To recommend, by non-binding advisory vote, the frequency of future non-binding advisory votes on executive compensation.

☐ One Years	☐ Two Years	☐ Three Years

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF Causey, Demgen & Moore, P.C. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY, FOR THE APPROVAL OF THE COMPENSATION OF THE NAMES EXECUTIVE OFFICERS; AND FOR A FREQUENCY OF FUTURE VOTING ON EXECUTIVE COMPENSATION OF EVERY THREE YEARS.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated:	, 2020

Signature

Signature (Joint Owners)

Address Changes/Comments:

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title.

Please indicate whether you plan to attend this meeting: ☐

Please return this proxy in the enclosed envelope and send to:

EQ by Equinity, 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209

23

Plurality Voting 1/2 Sheet, w/Electronic Instructions

Where Food Comes From, Inc. 202 Sixth Street, Suite 400 Castle Rock, CO 80104

Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE – www.proxypush.com/tick
Use the Internet to vote your proxy until 11:59 p.m. (CT) on [Month day, year]. Scan code below for mobile voting.
PHONE – 1-866-883-3382
Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CT) on [Month day, year].

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

Please detach here	QR CODE

The Board of Directors Recommends a Vote FOR Items 1 thru 3 and 3 year(s) for Item 4.

1.	Election of directors:	01	John Saunders	05	Robert Van Schoick II	☐	Vote FOR	☐	Vote WITHHELD
		02	Leann Saunders	06	Tom Heinen		all nominees		from all nominees
		03	Peter C. Lapaseotes, Jr.	07	Graeme P. Rein
		04	Adam Larson	08	Michael D. Smith
							(except as marked)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	To ratify the appointment of Causey, Demgen & Moore, P.C. as the independent registered public accounting firm of the Company for the year-ending December 31, 2020.	☐	For	☐	Against	☐	Abstain
3.	To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers.

The Board of Directors recommends a vote for 3 year(s):

4.	To recommend, by non-binding vote, the frequency of executive compensation votes	☐	1 Year	☐	2 Years	☐	3 Years	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Address Change? Mark box, sign, and indicate changes below: ☐	Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

1/2 Sheet w/Electronic Instructions

WHERE FOOD COMES FROM, INC.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 7, 2020
Time

Conference Call

Where Food Comes From, Inc. 202 Sixth Street, Suite 400 Castle Rock, CO 80104	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on [Date].

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Items 1 thru 3 and 3 year(s) for Item 4.

By signing the proxy, you revoke all prior proxies and appoint          ,          , and          , and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.